Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholder's Equity
Stockholders' Equity

NOTE 13. STOCKHOLDERS' EQUITY

From time to time, we repurchase shares of common stock for distribution through our employee benefit plans or in connection with certain acquisitions. In December 2010, the Board of Directors authorized the repurchase of up to 300 million shares of our common stock. As of December 31, 2011, we had repurchased no shares under this program. We began buying back stock under this program in January 2012.

During the Annual Meeting of Shareholders in April 2009, shareholders approved the increase of authorized common shares of AT&T stock from 7 billion to 14 billion, with no change to the currently authorized 10 million preferred shares of AT&T stock. As of December 31, 2011 and 2010, no preferred shares were outstanding.

In December 2011, the Company declared its quarterly dividend, which reflected an increase in the amount per share of common stock to $0.44. In December 2010, the Company declared its quarterly dividend, increasing the amount per share of common stock from $0.42 to $0.43.